UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Hamlin High Dividend Equity Fund

Annual Report	December 31, 2013

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Dear Shareholders:

Performance and Portfolio Changes

The stock market powered ahead in the fourth quarter, recording its strongest year since 1997. In early December, the Labor Department revised Q3 US GDP growth up to 4.1%, crowning a steady stream of improving economic data and supporting equity markets globally. Things do look better out there: the Purchasing Managers’ indices are well over 50, the unemployment rate is down to 7%, home prices are up more than 13% year-over-year, durable goods orders are strong, and the yield curve remains steep, indicating that the U.S. economy should continue to expand. As generally expected, the Federal Reserve announced a $10 billion/month reduction of the quantitative ease bond-buying program on December 18. Stocks celebrated the simultaneous “lower for longer” interest rate commentary and the removal of taper uncertainty. The Institutional Class of our income-oriented fund was up 7.56% for the fourth quarter versus the S&P 500 Index’s strong 10.5% rise. For the year, the Institutional Class finished ahead of the market returning 32.89% vs 32.39% for the S&P 500 Index. While we are pleased with the Fund’s performance for the quarter and full year, please remember that we are not managing the fund to track or beat the S&P 500 Index. We don’t select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income.

The largest sector contributors to performance this year were Technology, Materials, and Industrials. Utilities, Telecom, and Energy lagged. The Largest individual stock performance contributors were Seagate, Ryman Hopsitality Properties, Abbvie, Dow Chemical and Intel. Corrections Corp of America, Public Service Enterprise, Baytex, Tronox and Hospitality Properties were the weakest performers. We are excited about three new purchases: BCE, Kraft, and Public Service Enterprise. On average, these new investments yielded 4.4% at purchase. Meanwhile, the S&P 500 yielded 1.9% as of 12/31/2013. These three companies display characteristics consistent with Hamlin’s focus on sustainable dividend-paying companies. During the year, we sold Cypress Semiconductor, H&R Block, Hasbro, PVR Partners, and Tronox.

Outlook

We expect stocks to digest their heady 2013 gains and move a bit higher over the next twelve months as improving global economic growth confronts a less accommodative Federal Reserve. Generally, we believe that stocks follow earnings. Should current S&P 500 Index consensus estimates for 2014 prove accurate, earnings could

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

grow 8.7%. These estimates seem realistic. 4.5% nominal global GDP provides a good back drop for mid-single digit corporate revenue growth, with mild operating leverage and share repurchase making up the difference. Price to Earnings (PE) multiples are reasonable at 15.4x next twelve months’ estimates — in line with the 15.1x actual forward PE since 1960 — and dividend discount models are supportive.1 Sentiment is less supportive. The VIX fear index languishes at multi-year lows, many strategists are bullish, and we sense complacency amongst institutional investors. However, mutual fund flows suggest that the retail investor may be embracing stocks for the first time in more than five years. A general aversion to Treasury and corporate bonds should support equity fund flows.

We do remain concerned about some longer-term equity market headwinds. Soaring federal government outlays have driven America’s debt-to-GDP ratio above 244%. The debt burden can impede economic growth and could eventually necessitate some combination of higher taxes, higher interest rates, more aggressive debt monetization, or abrupt cuts to social services. We also fret about the unintended consequences of unprecedented U.S. monetary policy. Interest rates are artificially depressed. Paid by you to be appropriately paranoid, we can envision a future perfect storm gathering around signs of inflation. Higher interest rates could simultaneously inflict pain on retail bond investors, increase the US government’s cost of servicing our bloated debt, erode the value of the Fed’s gargantuan and growing $3.8 trillion securities portfolio, and speed withdrawal of the stock market’s QE crutch. It is possible that the Fed has already waited too long to raise rates, creating future inflation and asset bubbles. Finally, we worry about income inequality. The top 1% earned 19.3% of total US income (excluding capital gains) in 2012, well above the 8-12% range from 1940 to 1990 and matching the highs of the late 1920’s (Sources: IRS, Statistics of Income (SOI), Social Security Administration (SSA), Thomas Piketty and Emmanuel Saez). The implications for stocks appear negative: social unrest and/or populist political campaigns. We expect to hear President Obama and others call for redistribution, higher taxes and higher government spending on social programs. Bill De Blasio’s successful campaign for mayor of New York City promised to rectify an unjust “tale of two cities.”

While ever mindful of the macro-economic investment climate, we spend most of our time on security-specific research. Recall that Hamlin stocks are picked with an aim to pay us a compensatory and growing cash return, and they should be managed by

1	As of January 6, 2014 close, the S&P 500 trades at 15.4x Factset’s Top Down 2014 eps estimate of $119.00. Average actual forward PE since 1960 divides prior year end S&P 500 closing price by the actual operating earnings for the following year as calculated by Longrundata.com, an aggregator of third party historical financial data.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

executives who demonstrate a commitment to increase future dividend payouts. We invest primarily in businesses with high dividend yields, manageable debt loads, above-average returns on equity, and ample free cash flow-to-dividend coverage ratios. We still believe that miniscule money market interest rates are confounding income-hungry retirees. We think that aging Americans and their investment advisors will favor the very same high-income stocks that we are purchasing for the mutual fund, particularly given the sector’s potential tax advantage.

Yours truly,

Hamlin Capital Management, LLC

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL RETURN TOTAL FOR PERIOD ENDED DECEMBER 31, 2013*
	One Year Return	Annualized Inception to Date**
Institutional Shares	32.89%	20.14%
Investor Shares	32.24%	19.58%
S&P 500 Index	32.39%	19.37%

  *If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

**The Fund commenced operations on March 30, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 93.8%

	Shares	Value
CONSUMER DISCRETIONARY — 9.6%
Cinemark Holdings	137,170	$4,571,876
Garmin	80,725	3,731,109
Leggett & Platt	138,435	4,283,179
National CineMedia	147,205	2,938,212
Thomson Reuters	128,845	4,872,918

		20,397,294

CONSUMER STAPLES — 1.9%
Kraft Foods Group	75,455	4,068,533

ENERGY — 12.4%
Alliance Resource Partners LP (A)	60,875	4,687,375
Baytex Energy	125,645	4,920,258
Canadian Oil Sands	354,280	6,656,921
ConocoPhillips	55,750	3,938,738
Dorchester Minerals LP (A)	114,364	2,971,177
Vermilion Energy	53,600	3,168,296

		26,342,765

FINANCIALS — 18.0%
Corrections Corp of America REIT	176,885	5,672,702
Federated Investors, Cl B	150,510	4,334,688
FNB	483,809	6,105,670
Hospitality Properties Trust REIT	178,780	4,832,423

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
People’s United Financial	414,145	$6,261,872
Plum Creek Timber REIT	89,980	4,184,970
Ryman Hospitality Properties REIT	164,125	6,857,143

		38,249,468

HEALTH CARE — 9.1%
AbbVie	122,015	6,443,612
GlaxoSmithKline ADR	114,900	6,134,511
Merck	134,390	6,726,220

		19,304,343

INDUSTRIALS — 6.0%
Eaton	52,705	4,011,905
Exelis	238,130	4,538,758
Lockheed Martin	28,660	4,260,595

		12,811,258

INFORMATION TECHNOLOGY — 11.5%
Diebold	134,890	4,452,719
Giant Interactive Group ADR	241,914	2,719,114
Intel	253,600	6,583,456
Microchip Technology	134,815	6,032,971
Seagate Technology	85,295	4,790,167

		24,578,427

MATERIALS — 14.8%
Dow Chemical	150,410	6,678,204
EI du Pont de Nemours	82,590	5,365,872
LyondellBasell Industries, Cl A	72,820	5,845,990
Nucor	75,955	4,054,478
Potash Corp of Saskatchewan	129,490	4,267,990
Sonoco Products	123,970	5,172,028

		31,384,562

TELECOMMUNICATION SERVICES — 4.8%
AT&T	174,275	6,127,509
BCE	95,775	4,146,100

		10,273,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

COMMON STOCK — continued

	Shares	Value
UTILITIES — 5.7%
Public Service Enterprise Group	186,025	$5,960,241
Suburban Propane Partners LP (A)	130,615	6,125,843

		12,086,084

TOTAL COMMON STOCK (Cost $172,558,639)		199,496,343

SHORT-TERM INVESTMENT(B) — 5.8%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (Cost $12,241,630)	12,241,630	12,241,630

TOTAL INVESTMENTS — 99.6% (Cost $184,800,269)		$211,737,973

Percentages are based on Net Assets of $212,688,981.
(A)	Securities considered Master Limited Partnership at December 31, 2013, these securities amounted to $13,784,395 or 6.5% of net assets.
(B)	The rate shown is the 7-day effective yield as of December 31, 2013.
ADR	American Depositary Receipt
Cl	Class
LP	Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $184,800,269)	$211,737,973
Receivable for Capital Shares Sold	1,335,258
Dividend Receivable	537,531
Reclaim receivable	7,265
Prepaid Expenses	11,213

Total Assets	213,629,240

Liabilities:
Payable for Investment Securities Purchased	465,119
Payable for Capital Shares Redeemed	239,660
Payable due to Adviser	125,790
Payable due to Administrator	22,630
Shareholder Servicing Fees Payable (Investor Class Shares)	13,151
Distribution Fees Payable (Investor Class Shares)	4,416
Chief Compliance Officer Fees Payable	2,361
Payable due to Trustees	275
Other Accrued Expenses and Other Payables	66,857

Total Liabilities	940,259

Net Assets	$212,688,981

Net Assets Consist of:
Paid-in-Capital	$184,013,415
Accumulated Net Realized Gain (Loss) on Investments	1,737,862
Net Unrealized Appreciation (Depreciation) on Investments	26,937,704

Net Assets	$212,688,981

Net Asset Value and Offering Price Per Share Institutional Class Shares ($192,784,128 ÷ 9,849,790 shares)	$19.57

Net Asset Value and Offering Price Per Share Investor Class Shares ($19,904,853 ÷ 1,019,138 shares)	$19.53

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2013

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$5,359,306
Less: Foreign Taxes Withheld	(124,646)

Total Investment Income	5,234,660

Expenses:
Investment Advisory Fees	1,376,571
Administration Fees	165,881
Shareholder Servicing Fees (Investor Class Shares)	33,182
Distribution Fees (Investor Class Shares)	33,182
Trustees’ Fees	15,010
Chief Compliance Officer Fees	9,360
Transfer Agent Fees	80,112
Registration and Filing Fees	49,482
Legal Fees	29,000
Printing Fees	26,796
Audit Fees	21,877
Offering Costs	16,887
Custodian Fees	5,624
Other Expenses	6,627

Total Expenses	1,869,591

Less:
Waiver of Investment Advisory Fees	(426,797)

Net Expenses	1,442,794

Net Investment Income	3,791,866

Net Realized Gain (Loss) on Investments	6,282,763
Net Change in Unrealized Appreciation (Depreciation) on Investments	25,632,757

Net Realized and Unrealized Gain (Loss) on Investments	31,915,520

Net Increase in Net Assets Resulting from Operations	$35,707,386

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2013	Period Ended December 31, 2012*

Operations:
Net Investment Income	$3,791,866	$610,861
Net Realized Gain (Loss) on Investments	6,282,763	(130,767)
Net Change in Unrealized Appreciation (Depreciation) on Investments	25,632,757	1,304,947

Net Increase in Net Assets Resulting From Operations	35,707,386	1,785,041

Dividends:
Dividends from Net Investment Income:
Institutional Class Shares	(3,217,932)	(447,659)
Investor Class Shares	(264,068)	(56,280)
Distributions from Net Realized Gains:
Institutional Class Shares	(4,381,167)	—
Investor Class Shares	(451,308)	—

Total Dividends and Distributions	(8,314,475)	(503,939)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	128,789,836	55,192,421
Reinvestment of Distributions	6,554,007	346,492
Redemption Fees — Note 2	1,881	2,711
Redeemed	(22,670,797)	(987,654)

Increase in Net Assets From Institutional Class Shares Transactions	112,674,927	54,553,970

Investor Class Shares:
Issued	10,388,276	8,385,820
Reinvestment of Distributions	704,358	56,279
Redeemed	(2,646,193)	(102,469)

Increase in Net Assets From Investor Class Shares Transactions	8,446,441	8,339,630

Net Increase in Net Assets From Share Transactions	121,121,368	62,893,600

Total Increase in Net Assets	148,514,279	64,174,702

Net Assets:
Beginning of Period	64,174,702	—

End of Period (including undistributed net investment income of — and —, respectively)	$212,688,981	$64,174,702

*	Commenced operations on March 30, 2012.
(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

     Amount designated as “—“is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Year Ended December 31, 2013	Period Ended December 31, 2012‡
Institutional Class Shares
Net Asset Value, Beginning of Period	$15.40	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.55	0.41
Net Realized and Unrealized Gain	4.48	0.16

Total from Investment Operations	5.03	0.57

Dividends and Distributions:
Net Investment Income	(0.39)	(0.17)
Net Realized Gains	(0.47)	—

Total Dividends and Distributions	(0.86)	(0.17)

Redemption Fees*	0.00 (1)	0.00	(1)

Net Asset Value, End of Period	$19.57	$15.40

Total Return†	32.89%	3.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$192,784	$55,537
Ratio of Expenses to Average Net Assets	1.00%	1.00	%††
Ratio of Expenses to Average Net Assets (excluding Waivers and Reimbursements)	1.31%	2.69	%††
Ratio of Net Investment Income to Average Net Assets	2.80%	3.58	%††
Portfolio Turnover Rate	35%	32	%^

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $0.01 per share.
‡	Commenced operations on March 30, 2012.

      Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Year Ended December 31, 2013	Period Ended December 31, 2012‡

Investor Class Shares
Net Asset Value, Beginning of Period	$15.38	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.46	0.37
Net Realized and Unrealized Gain	4.47	0.14

Total from Investment Operations	4.93	0.51

Dividends and Distributions:
Net Investment Income	(0.31)	(0.13)
Net Realized Gains	(0.47)	—

Total Dividends and Distributions	(0.78)	(0.13)

Redemption Fees*	—	—

Net Asset Value, End of Period	$19.53	$15.38

Total Return†	32.24%	3.45%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$19,905	$8,637
Ratio of Expenses to Average Net Assets	1.50%	1.50	%††
Ratio of Expenses to Average Net Assets (excluding Waivers and Reimbursements)	1.81%	3.19	%††
Ratio of Net Investment Income to Average Net Assets	2.30%	3.21	%††
Portfolio Turnover Rate^	35%	32	%^

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

‡	Commenced operations on March 30, 2012.

      Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 46 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2013, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

As of December 31, 2013, all of the Fund’s investments were Level 1. For details of the investment classification, reference the Schedule of Investments. For the year ended December 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there were no Level 3 securities.

For the year ended December 31, 2013, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. For the year ended December 31, 2013 and the period ended December 31, 2012, the Fund retained fees of $1,881 and $2,711, respectively. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $100,000 per fund, plus $15,000 per additional class over two classes or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% on assets in excess of $1 billion of the Fund’s average daily net assets.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Institutional Class Shares of the Fund. For the year ended December 31, 2013, the Fund’s Investor Class Shares incurred $33,182 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended December 31, 2013, the Fund’s Investor Class Shares incurred $33,182 of shareholder servicing fees, an effective rate of 0.25%.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2014. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2014. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

At December 31, 2013, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period		Subject to Repayment until December 31:	Amount
3/30/2012-12/31/2012	*	2015	$290,742
1/1/2013-12/31/2013		2016	426,797

			$717,539

*	Commenced operations on March 30, 2012.

6.	Share Transactions:

	Year Ended December 31, 2013	Period Ended December 31, 2012*
Share Transactions:
Institutional Class Shares
Issued	7,136,818	3,647,771
Reinvestment of Distributions	344,554	22,820
Redeemed	(1,237,214)	(64,959)

Net Institutional Class Shares Capital Share Transactions	6,244,158	3,605,632

Investor Class Shares
Issued	571,225	564,375
Reinvestment of Distributions	37,116	3,718
Redeemed	(150,683)	(6,613)

Net Investor Class Shares Capital Share Transactions	457,658	561,480

Net Increase in Shares Outstanding From Share Transactions	6,701,816	4,167,112

*	Commenced operations on March 30, 2012.

7.	Investment Transactions:

For the year ended December 31, 2013, the Fund made purchases of $159,139,525 and sales of $45,072,070 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences are primarily attributable to investments in MLPs, REIT adjustments and reclass of distributions have been reclassed to/from the following accounts:

(Decrease) Undistributed Net Investment Income	Increase Accumulated Net Realized Gain	(Decrease) Paid in Capital
$(309,866)	$311,419	$(1,553)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the year ended December 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2013	$7,211,776	$1,102,699	$8,314,475
2012	503,939	—	503,939

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$815,859
Undistributed Long-Term Capital Gains	359,127
Net Unrealized Appreciation	27,500,580

Total Accumulated Losses	$28,675,566

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Capital loss of $29,997 was utilized for the year ended December 31, 2013.

There are no capital loss carryforwards in the current year.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$184,237,393	$28,768,772	$(1,268,192)	$27,500,580

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At December 31, 2013, 69% of Institutional Class Shares total shares outstanding were held by two record shareholders and 66% of Investor Class Shares total shares outstanding were also held by one record shareholder each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Hamlin High Dividend Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hamlin High Dividend Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 30, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hamlin High Dividend Equity Fund at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from March 30, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2014

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,133.90	1.00%	$5.38
Investor Class Shares	1,000.00	1,130.70	1.49	8.03

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.17	1.00%	$5.09
Investor Class Shares	1,000.00	1,017.67	1.49	7.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4,5]
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 46 funds in The Advisors’ Inner Circle Fund.
5	Charles E. Carlbom and James M. Storey served as Independent Trustees of the Board of Trustees until their retirement on November 20, 2013.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

“interested” persons of the Trust as that term is defined by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-443-3863. The following chart lists Trustees and Officers as of December 31, 2013.

Other Directorships Held by Board Member[6]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

6	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 46 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP until December 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (Since 2012). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 46 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
DECEMBER 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2013, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
13.26%	86.74%	100.00%	50.46%	62.46%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$23,500	$0	$0	$0	$0	$0
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$21,500	$0	$0	$21,500	$0	$0
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1)     All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)     Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2)     Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)         Not applicable.

(g)         The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0.

(g)         The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h)         During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Date: March 7, 2014	Michael Beattie, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: March 7, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer,
Controller & CFO
Date: March 7, 2014

*	Print the name and title of each signing officer under his or her signature.